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                                                                      Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our reports dated February 10, 2000 incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File No. 33-88264) and Form S-3 (File No. 33-88236).

                                            ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 24, 2000